Exhibit 10.1

Enterprise Informatics Inc.
10052 Mesa Ridge Court
Suite 100
San Diego, CA 92121

April 29, 2008

ERP2 Holdings, LLC

c/o Richard Shorten

694 Weed Street

New Canaan, CT 06840

Gentlemen:

                Reference is made to the Secured Promissory Note (the “Note”), in the original principal amount of up to $1,500,000, issued on January 31, 2008 by Enterprise Informatics Inc., a California corporation (“Borrower”), in favor of ERP2 Holdings, LLC, a Delaware limited liability company (“Lender”).  Borrower and Lender hereby amend Section 8(f) of the Note to delete “April 30, 2008” and to insert in place of such date “May 14, 2008.”  In all other respects, the Note shall remain in full force and effect in its original form.

                Please confirm that the above correctly reflects our understanding and agreement with respect to the foregoing matters by signing a copy of this letter and returning such copy to Borrower.

Very truly yours,

ENTERPRISE INFORMATICS INC.

By:	/s/ John W. Low
John W. Low
Chief Financial Officer

Agreed and Accepted:

ERP2 HOLDINGS, LLC

By:	/s/ Kevin Wyman
Kevin Wyman
Majority Manager